UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
WASHINGTON, D.C. 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
Date of Report (Date of Earliest Event Reported): November 15, 2010
Keithley Instruments, Inc.

(Exact name of registrant as specified in its charter)

Ohio	1-9965	34-0794417

(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

28775 Aurora Road, Solon, Ohio	44139

(Address of principal executive offices)	(Zip Code)
Registrant’s telephone number, including area code: (440) 248-0400
Not Applicable

Former name or former address, if changed since last report
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐      Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐      Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐      Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐      Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01. Other Events.
     This Form 8-K is being filed pursuant to an agreement in principle regarding the settlement of a lawsuit relating to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of September 29, 2010, among Danaher Corporation, a Delaware corporation (“Parent”), Aegean Acquisition Corp., an indirect wholly-owned subsidiary of Parent and an Ohio corporation (“Merger Sub”), and Keithley Instruments, Inc., an Ohio corporation (the “Company”), providing for the merger (the “Merger”) of Merger Sub with and into the Company.
     As previously disclosed on page 33 of the Company’s Definitive Proxy Statement on Schedule 14A filed with the Securities and Exchange Commission (the “SEC”) on October 25, 2010 (the “Proxy Statement”), a purported class action and derivative lawsuit was filed in connection with the Merger in the Court of Common Pleas of Cuyahoga County, Ohio against the Company, its directors and Parent (the “Action”). The complaint alleges, among other things, that the Company’s directors breached their fiduciary duties in connection with the Merger and that Parent has aided and abetted the Company’s directors in their alleged breaches of fiduciary duties.
     On November 15, 2010, counsel for all parties reached an agreement in principle regarding the settlement of the Action.
     The Company believes that no further supplemental disclosure is required under applicable laws; however, to avoid the risk of the Action delaying or adversely affecting the Merger and to minimize the expense of defending the Action, the Company has agreed, pursuant to the terms of the proposed settlement, to make certain supplemental disclosures related to the proposed Merger, all of which are set forth below. Subject to completion of certain confirmatory discovery by counsel to the plaintiff, the proposed settlement contemplates that the parties will enter into a stipulation of settlement. The stipulation of settlement will be subject to customary conditions, including court approval following notice to the Company’s shareholders. If the parties enter into a stipulation of settlement, a hearing will be scheduled at which the court will consider the fairness, reasonableness, and adequacy of the settlement. If the settlement is finally approved by the court, it will resolve and release all claims in all actions that were or could have been brought challenging any aspect of the proposed Merger, the Merger Agreement, and any disclosure made in connection therewith (but excluding claims by dissenting shareholders under Section 1701.85 of the Ohio Revised Code), pursuant to terms that will be disclosed to shareholders prior to final approval of the settlement. There can be no assurance that the parties will ultimately enter into a stipulation of settlement or that the court will approve the settlement even if the parties were to enter into such stipulation. In such event, the proposed settlement may be terminated.
SUPPLEMENT TO DEFINITIVE PROXY STATEMENT
     In connection with the settlement of the Action as described in this Form 8-K, the Company has agreed to make these supplemental disclosures to the Proxy Statement. This supplemental information should be read in conjunction with the Proxy Statement, which should be read in its entirety. Defined terms used but not defined herein have the meanings set forth in the Proxy Statement.
THE MERGER PROPOSAL — Background of the Merger
The following disclosure supplements the discussion on page 11 of the Proxy Statement concerning the April 2, 2010 meeting of our board of directors:
At that board of directors meeting, Mr. Keithley confirmed that his family would support a sale of the Company and that the family was not seeking a control premium for the Class B common shares.
The following disclosure supplements the discussion on page 11 of the Proxy Statement concerning our board of directors’ decision to engage Stifel Nicolaus Weisel:
As part of its determination to engage Stifel Nicolaus Weisel, our board of directors was aware of and considered that Stifel Nicolaus Weisel’s wealth management group provided investment advisory services to the Company’s benefit plans regarding asset management and weighting, and that Stifel Nicolaus Weisel’s wealth management group also provided investment advisory services to Mr. Keithley and certain trusts for which he is trustee, using the same asset managers as the Company’s benefit plans.

The following disclosure supplements the discussion on page 11 of the Proxy Statement regarding the June 21, 2010 meeting of our board of directors:
At the meeting, Stifel Nicolaus Weisel provided to the directors estimated ranges of values for the four alternatives with the estimated range of values for a sale of the Company being the highest. All of the value ranges were significantly lower than the merger consideration of $21.60 per share.
The following disclosure supplements the discussion on page 11 of the Proxy Statement concerning the June 25, 2010 telephonic meeting of our board of directors:
At the meeting, Stifel Nicolaus Weisel provided a range of values for the status quo alternative, coupled with a significant increase in the regular dividend, which was lower than the estimated range of values for a sale of the Company and significantly lower than the merger consideration of $21.60 per share.
The following disclosure supplements the discussion on page 11 of the Proxy Statement:
At a meeting of the independent members of our board of directors held on July 22, 2010, the board of directors authorized the Company to enter into a change in control agreement with Mr. Keithley on the same terms that had been approved by the Human Resources and Compensation Committee of the board of directors for the Company’s other executive officers.
THE MERGER PROPOSAL — Reasons for the Merger
The following disclosure replaces the second bullet point on page 15 of the Proxy Statement:
•	The belief that, while improvements in our operating performance, as well as a rebound in the semi-conductor and electronics end markets and growth from international markets, especially Asia, could yield improved operating results, the achievement of such improvements is uncertain and subject to significant execution risks because of, among other things, the risk of introduction of higher performance products from the Company’s competitors, obsolescence of some of the Company’s older products, the relatively slower size and growth of the Company’s served available market compared to other segments of the test and measurement industry, the ability of larger, better capitalized competitors to invest in research and development, and the Company’s ability to attract and retain talent.
The following disclosures supplement the discussion on pages 14 and 15 of the Proxy Statement concerning the reasons for the Merger:
•	The fact that the Company’s common shares have historically traded and were likely to continue to trade at a discount to the market as a result of the Company’s limited scale and dual class voting structure;

•	The fact that, in assessing the Company’s ability to pursue an acquisition strategy as an alternative to a sale, our board of directors considered that there is a limited universe of quality acquisition candidates, the Company could be disadvantaged in a competitive process for quality acquisition targets in light of the Company’s size, there are significant diligence, integration and personnel risks associated with acquisitions, and an acquisition program would not have a near-term impact on the Company and would likely be occurring at a time when the Company might be considering management succession;

•	The belief that the alternatives of a potential stock repurchase or extraordinary dividend, while advantageous in that both alternatives returned cash to shareholders and, in the case of a share repurchase, was self-selecting in providing liquidity to those shareholders who desired it, a share repurchase would further limit float and liquidity for the Company’s common shares and a significant special cash dividend could signal to the market that there was no better use for the Company’s cash and would constrain the Company’s access to cash;

•	In resolving to proceed promptly with a process to explore a sale of Keithley, our board of directors considered whether a sale process beginning in August 2010 or sometime in 2011 would permit the market to reflect additional periods of financial performance for Keithley which could be favorable, but our board of directors determined that commencing a process promptly was advisable and in the best interests of the Company and its shareholders, based in part on the advice of Stifel Nicolaus Weisel;
•	The fact that our board of directors determined that it was in the best interests of the Company and its shareholders to conduct a confidential sales process involving a meaningful number of strategic and financial bidders instead of a broader, publicly announced auction, based in part on the advice of Stifel Nicolaus Weisel;

•	The fact that our board of directors considered forming a special committee of independent directors to oversee the sales process, but determined that the absence of any material conflicts involving any of the directors and the relatively small size of the board of directors made a special committee unnecessary, both as a legal and a practical matter.
THE MERGER PROPOSAL — Opinion of Stifel Nicolaus & Company, Incorporated
The following disclosure supplements the discussion under the heading “Selected Comparable Public Companies Analysis” on pages 19 through 21 of the Proxy Statement:
The following table sets forth the revenue growth and operating margin statistics for each of the selected comparable companies used in Selected Comparable Public Companies Analysis.

	Revenue Growth		Margin Analysis
			Gross		EBITDA		Net Income
	CY 10	CY 11	CY 10	CY 11	CY 10	CY 11	CY 10	CY 11
Agilent	19%	11%	56%	56%	20%	21%	13%	14%
LeCroy	7%	14%	59%	60%	13%	14%	5%	7%
Nat’l Instruments	26%	12%	78%	78%	20%	20%	12%	13%
Spectris	7%	5%	58%	58%	16%	16%	9%	10%
Cascade Microtech	72%	13%	36%	42%	(7%)	6%	(12%)	2%
FEI	6%	7%	41%	42%	14%	16%	6%	8%
LTX-Credence	46%	21%	57%	59%	23%	28%	17%	22%
Nanometrics	158%	8%	55%	54%	30%	28%	22%	20%
Rudolph Technologies	150%	7%	52%	51%	21%	21%	13%	13%
Teradyne	117%	4%	55%	56%	37%	39%	27%	29%
Verigy	56%	19%	49%	49%	16%	18%	7%	11%

The following table sets forth the financial multiples for each of the selected comparable companies used in the Selected Comparable Public Companies Analysis.

	Market Value		Balance Sheet		Valuation Multiples
	Equity	Enterprise			Ent. Val. / Rev		Ent. Val./ EBITDA		P/E
($ in millions)	Value	Value	Cash	Debt	CY 10	CY 11	CY 10	CY 11	CY 10	CY 11
Agilent	$11,498	$12,720	$2,464	$3,686	2.3x	2.1x	11.3x	9.8x	16.1x	13.4x
LeCroy	87	136	8	57	1.0x	0.8x	7.3x	5.9x	12.2x	8.5x
Nat’l Instruments	2,639	2,323	316	0	2.7x	2.4x	13.7x	12.1x	25.3x	21.3x
Spectris	1,946	2,073	83	211	1.2x	1.2x	7.9x	7.2x	12.0x	10.7x
Cascade Microtech	56	36	20	0	0.4x	0.3x	N.M.	5.7x	N.M.	25.0x
FEI	796	555	331	89	0.9x	0.8x	6.7x	5.3x	20.9x	15.5x
LTX-Credence	300	208	93	1	0.8x	0.7x	3.5x	2.4x	6.7x	4.3x
Nanometrics	332	290	55	13	1.5x	1.4x	5.0x	4.8x	7.4x	8.0x
Rudolph Technologies	273	202	72	0	1.0x	1.0x	4.9x	4.5x	10.2x	8.8x
Teradyne	2,575	1,916	661	2	1.1x	1.0x	2.9x	2.7x	4.6x	4.3x
Verigy	493	238	393	138	0.4x	0.4x	2.7x	2.0x	12.9x	7.5x

The following disclosure supplements the discussion under the subheading “Selected Comparable Transactions Analysis” on pages 21 and 22 of the Proxy Statement:
The following table sets forth the transaction value and financial multiples for each of the transactions used in Selected Comparable Transactions Analysis.

($ in millions)
Date	Acquiror	Equity	Enterprise	Ent. Value / LTM		Ent. Value / NTM
Announced	Target	Value	Value	Revenue	EBITDA	Revenue	EBITDA
8/16/10	Bruker Corporation	$229.0	$229.0	2.1x	13.6x	1.8x	8.2x
	Veeco’s Metrology Business
10/1/08	Spectris	102.0	102.0	1.3x	N.A.	N.A.	N.A.
	SPX’s LDS T&M Business
9/1/08	Teradyne Inc	364.0	251.0	2.1x	7.8x	1.8x	6.4x
	Eagle Test Systems Inc
6/26/08	Orbotech	290.0	230.2	2.3x	N.M.	1.3x	8.5x
	Photon Dynamics
6/22/08	LTX Corp.	176.6	135.4	0.4x	3.1x	0.5x	7.7x
	Credence Systems
2/20/08	KLA-Tencor	521.3	464.2	4.2x	N.M.	2.9x	13.6x
	ICOS Vision Systems
12/18/07	Rudolph Technologies	73.5	73.5	1.8x	N.A.	N.A.	N.A.
	Applied Precision’s Semi Business
12/12/07	Teradyne Inc	402.4	325.0	4.3x	N.M.	2.8x	16.7x
	Nextest Systems
10/14/07	Danaher Corp.	2,969.8	2,761.7	2.4x	14.8x	2.3x	12.4x
	Tektronix Inc.
5/21/07	Investor Group led by Veritas Capital	1,134.7	1,114.6	1.9x	12.3x	1.7x	9.9x
	Aeroflex Inc.
1/8/07	KLA-Tencor	$76.8	$64.2	1.0x	N.M.	0.8x	N.M.
	Therma-Wave
10/3/06	LeCroy Corporation	32.8	32.8	3.1x	N.M.	2.6x	8.2x
	Catalyst Enterprises, Inc.
2/23/06	KLA-Tencor	481.5	392.9	3.8x	N.M.	2.8x	10.9x	(1)
	ADE
11/25/05	MKS Instruments	70.0	70.0	2.0x	N.A.	N.A.	N.A.
	Ion Systems
6/28/05	Rudolph Technologies	194.2	141.9	2.0x	N.M.	1.5x	9.4x
	August Technology

(1)	Transaction value used in analysis reflects revised terms of the transaction announced on May 26, 2006.

The following disclosure supplements the discussion under the subheading “Discounted Equity Analysis” on page 22 of the Proxy Statement:
For purposes of the Discounted Equity Analysis, Stifel Nicolaus Weisel applied price-to-earnings multiples to Keithley’s projected CY 2011E and CY2012E earnings per share ranging from 10.0x to 14.0x.
Additional Information and Where to Find It
     In connection with the proposed Merger, the Company filed the Proxy Statement and a form of proxy with the SEC on October 25, 2010 and the Proxy Statement and a form of proxy were mailed to shareholders of record of the Company as of October 22, 2010. BEFORE MAKING ANY VOTING DECISION, THE COMPANY’S SHAREHOLDERS ARE URGED TO READ THE PROXY STATEMENT CAREFULLY AND IN ITS ENTIRETY BECAUSE THE PROXY STATEMENT CONTAINS IMPORTANT INFORMATION ABOUT THE PROPOSED MERGER. The Proxy Statement and other relevant materials, and any other documents filed by the Company with the SEC, may be obtained free of charge at the SEC’s website at www.sec.gov, or by going to the Company’s website at http://ir.keithley.com.
Participants in the Solicitation
     The Company and its directors and executive officers may be deemed to be participants in the solicitation of proxies from its shareholders in connection with the proposed Merger. INFORMATION ABOUT THE COMPANY’S DIRECTORS AND EXECUTIVE OFFICERS IS SET FORTH IN THE COMPANY’S PROXY STATEMENT ON SCHEDULE 14A FILED WITH THE SEC ON DECEMBER 29, 2009 AND THE COMPANY’S ANNUAL REPORT ON FORM 10-K FILED WITH THE SEC ON DECEMBER 14, 2009. Shareholders may obtain additional information regarding the interests of the Company and its directors and executive officers in the Merger, which may be different than those of the Company’s shareholders generally, by reading the Proxy Statement, which was filed with the SEC on October 25, 2010 and other relevant documents regarding the Merger filed with the SEC.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Keithley Instruments, Inc.
November 15, 2010	By:	/s/ Mark J. Plush
		Name:	Mark J. Plush
		Title:	Senior Vice President and Chief Financial Officer